                          KEY AUTO FINANCE TRUST 1999-1



                       KEY CONSUMER ACCEPTANCE CORPORATION

                                     SELLER



                       KEY BANK USA, NATIONAL ASSOCIATION

                                    SERVICER


                               SUBJECT TO REVISION



                         TERM SHEET DATED MARCH 15, 1999




                                  UNDERWRITERS

CREDIT SUISSE FIRST BOSTON                                  MCDONALD INVESTMENTS
                                                               A KEYCORP COMPANY

PROCEEDS OF THE ASSETS OF THE TRUST AND AMOUNTS ON DEPOSIT IN THE RESERVE ACCOUNT ARE THE SOLE SOURCES OF PAYMENTS ON THE NOTES. NONE OF THE NOTES REPRESENTS AN INTEREST IN OR OBLIGATION OF, OR IS INSURED OR GUARANTEED BY, KEY CONSUMER ACCEPTANCE CORPORATION, KEY BANK USA, NATIONAL ASSOCIATION, OR ANY OF THEIR RESPECTIVE AFFILIATES.

THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE KEY AUTO FINANCE TRUST 1999-1. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT RELATING TO THE KEY AUTO FINANCE TRUST 1999-1 (THE "PROSPECTUS SUPPLEMENT") AND THE RELATED PROSPECTUS (THE "PROSPECTUS"). THE INFORMATION CONTAINED IN THIS TERM SHEET ADDRESSES ONLY CERTAIN LIMITED ASPECTS OF THE NOTES' CHARACTERISTICS, AND DOES NOT PURPORT TO PROVIDE A COMPLETE ASSESSMENT THEREOF. THE INFORMATION CONTAINED HEREIN THEREFORE MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE NOTES OR ANY CHANGES MADE TO THE STRUCTURE OF THE NOTES AFTER THE DATE HEREOF. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE NOTES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE PROSPECTUS SUPPLEMENT HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE PROSPECTUS SUPPLEMENT WILL BE SO FILED WITHIN TWO BUSINESS DAYS OF FIRST USE AS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION RULES. SALES OF THE NOTES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE NOTES IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE LAWS OF ANY SUCH STATE OR OTHER JURISDICTION. THE NOTES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.

                         $560,738,000 Asset Backed Notes

                          Key Auto Finance Trust 1999-1
                       Key Consumer Acceptance Corporation
                                     Seller
                       Key Bank USA, National Association
                                    Servicer

                               Subject to Revision

                         Term Sheet Dated March 15, 1999

This Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. Capitalized terms used but not defined herein shall have the meanings specified in the Definitional Appendix attached hereto. A final Prospectus and Prospectus Supplement may be obtained by contacting James Murphy at (212) 325-0380 or Jay Steiner at (212) 325-4093.

ISSUER..............Key Auto Finance Trust 1999-1 (the "Trust" or the "Issuer"),
                         a Delaware business trust established pursuant to a trust agreement (the "Trust Agreement").

SELLER..............Key Consumer Acceptance Corporation, a Delaware corporation
                         (the "Seller").

SERVICER............Key Bank USA, National Association, a national banking association (the "Bank" or in its capacity as servicer, the "Servicer").

INDENTURE TRUSTEE...Bankers Trust Company, as indenture trustee under the
                         Indenture (the "Indenture Trustee").

COLLATERAL AGENT....Bankers Trust Company will serve as the collateral agent for the Reserve Account (the "Collateral Agent").

OWNER TRUSTEE.......Chase Manhattan Bank Delaware, as trustee under the Trust
                         Agreement (the "Owner Trustee").

THE NOTES...........$108,000,000 Class A-1 ____% Asset Backed Notes (the "Class
                         A-1 Notes").

                    $149,800,000 Class A-2 ____% Asset Backed Notes (the "Class
                         A-2 Notes").

                    $96,300,000 Class A-3 ____% Asset Backed Notes (the "Class
                         A-3 Notes").

                    $140,700,000 Class A-4 ____% Asset Backed Notes (the "Class
                         A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes").

                    $38,703,000 Class B ____% Asset Backed Notes (the "Class B
                         Notes").

                    $27,235,000 Class C ____% Asset Backed Notes (the "Class C
                         Notes").

                    The Notes will be secured by the assets of the Trust
                         pursuant to the Indenture.

THE CERTIFICATES...........$12,634,290 _____% Asset Backed Certificates (the
                              "Certificates" and, together with the Notes, the "Securities"). The Certificates are not being offered hereby.

THE RECEIVABLES............On March 15, 1999 (the "Closing Date"), the Trust
                              will purchase from the Seller a pool of motor vehicle promissory notes and security agreements and/or retail installment sale contracts secured by new or used automobiles or light duty trucks (collectively, the "Receivables"), including rights to receive certain payments made with respect to such Receivables after March 1, 1999 (the "Cutoff Date"), security interests in the vehicles financed thereby (the "Financed Vehicles"), rights under agreements with motor vehicle dealers, certain deposit accounts in which collections are held, any proceeds from claims on insurance policies and the proceeds of the foregoing, pursuant to a Sale and Servicing Agreement to be dated as of the Closing Date ( the "Sale and Servicing Agreement"), among the Trust, the Indenture Trustee, the Seller and the Servicer. The Receivables had an aggregate principal balance of $555,324,252.85 as of the Cutoff Date.

                           The "Pool Balance" means, at any time, the sum of the
                              outstanding Principal Balances of the Receivables. The "Original Pool Balance" means the Pool Balance as of the Cutoff Date. The "Principal Balance" for any Receivable, at any time, means the principal balance of such Receivable at the end of the preceding calendar month, after giving effect to all payments received from obligors.
TERMS OF THE NOTES

A. DISTRIBUTION DATES......Payments of interest and principal on the Notes will be made on the 15th day of each month or, if any such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), commencing April 15, 1999 (and, in the case of the Class A-1 Notes, on the Class A-1 Final Scheduled Distribution Date). Payments will be made to holders of record of the Notes (the "Noteholders" and, together with the Certificateholders, the "Securityholders") as of the day immediately preceding such Distribution Date or, if definitive notes are issued, as of the last business day of the preceding month (a "Record Date").

B. INTEREST................Interest on the outstanding principal amount of the
                              Class A-1 Notes and Class A-2 Notes will accrue at a fixed rate per annum and will be calculated on the basis of a 360-day year based upon the actual number of days elapsed during the related interest period and will be payable on each Distribution Date and, in the case of the Class A-1 Notes, on the Class A-1 Final Scheduled Distribution Date. Interest on each class of Notes (other than the Class A-1 Notes and the Class A-2 Notes) will be payable on each Distribution Date in an amount equal to one-twelfth of the applicable fixed rate of interest multiplied by the principal amount of such class of Notes as of the close of business on the preceding Distribution Date. To the extent there are insufficient funds therefor on any Distribution Date, interest will be paid on a pro rata basis to all Class A Noteholders. Payments of interest on the Class C Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the Class A Notes and the Class B Notes and payments of interest on the Class B Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the Class A Notes.

C. PRINCIPAL...............Principal of the Notes will be payable on each
                              Distribution Date (and, in the case of the Class A-1 Notes, on the Class A-1 Final Scheduled Distribution Date), to
                                    the extent of funds available therefor, in an amount generally equal to the Noteholders' Principal Distributable Amount for such Distribution Date. "Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (i) the Class A Noteholders' Principal Distributable Amount, (ii) the Class B Noteholders' Principal Distributable Amount and (iii) the Class C Noteholders' Principal Distributable Amount.

                              On each Distribution Date and, to the extent not
                                    previously paid, on the Class A-1 Final
                                    Scheduled Distribution Date, to the extent of available funds, payments in respect of principal on the Notes will be made first to holders of the Class A-1 Notes in the amount of the Class A-1 Noteholders' Principal Distributable Amount on a pro rata basis until the principal balance of the Class A-1 Notes is reduced to zero. Holders of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes will not be entitled to receive any principal until all principal of and interest on the Class A-1 Notes has been paid in full. Thereafter, on each Distribution Date, to the extent of available funds, payments in respect of principal will be made to each such class of Notes in the following priority: (a) in an amount equal to the Class A Noteholders' Principal Distributable Amount for such Distribution Date first, to the principal balance of the Class A-2 Notes on a pro rata basis until the principal balance of the Class A-2 Notes is reduced to zero; second, to the principal balance of the Class A-3 Notes on a pro rata basis until the principal balance of the Class A-3 Notes is reduced to zero; and third, to the principal balance of the Class A-4 Notes on a pro rata basis until the principal balance of the Class A-4 Notes is reduced to zero; (b) in an amount equal to the Class B Noteholders' Principal Distributable Amount, to the principal balance of the Class B Notes on a pro rata basis until the principal balance of the Class B Notes is reduced to zero, and
                                    (c) in an amount equal to the Class C
                                    Noteholders' Principal Distributable Amount, to the principal balance of the Class C Notes on a pro rata basis until the principal balance of the Class C Notes is reduced to zero. Payment of principal on the Class C Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the Notes and Certificates and payment in full of principal payable on the Class A Notes and the Class B Notes. Payment of principal on the Class B Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest payable on the Notes and payment in full of principal payable on the Class A Notes. Payments of principal on the Class A Notes on each Distribution Date will be subordinated in priority to payment in full of accrued interest on the Notes.

                              The outstanding principal amount of each class of
                                    Notes, to the extent unpaid, will be payable on the applicable scheduled final maturity date for such class of Notes or upon optional redemption, each as described below.

D. FINAL SCHEDULED MATURITIES....Class A-1 Notes will mature on April 17, 2000
                                    (the "Class A-1 Final Scheduled Distribution
                                    Date").

                                    Class A-2 Notes will mature on the August
                                    15, 2002 Distribution Date.

                                    Class A-3 Notes will mature on the July 15,
                                    2003 Distribution Date.

                                    Class A-4 Notes will mature on the January
                                    15, 2007 Distribution Date.

                                    Class B Notes will mature on the January 15,
                                    2007 Distribution Date.

                                    Class C Notes will mature on the January 15,
                                    2007 Distribution Date.

E. OPTIONAL REDEMPTION..........The Notes will be redeemed in whole, but not in part, on any Distribution Date on which the Seller exercises its option to purchase the Receivables, which can occur on any Distribution Date on which the Pool Balance as of the end of the related Collection Period (as defined below) has declined to 5% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Notes and Certificates plus accrued and unpaid interest thereon. "Collection Period" means any calendar month (or, in the case of the initial Collection Period, the period from the Cutoff Date to and including March 31,
                                    1999).

SERVICING FEE...................The servicing fee (the "Servicing Fee"), with respect to any Distribution Date, will be an amount equal to the product of (a) one-twelfth (or the actual number of days from and including the Closing Date to but excluding April 15, 1999 divided by 360, for the initial Distribution Date) of the servicing fee rate of 1.0% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months), multiplied by (b) the Pool Balance as of the first day of the preceding Collection Period.

RESERVE ACCOUNT.................A reserve account (the "Reserve Account") will be created with an initial deposit by the Seller of cash or certain investments having a value of at least $16,659,728 (the "Reserve Account Deposit"). The Seller will establish the Reserve Account in the name of the Collateral Agent for the benefit of the Issuer, and the Issuer will assign its rights in the Reserve Account to the Indenture Trustee for the benefit of the Noteholders.

                                The Reserve Account Deposit will equal the
                                    Specified Reserve Account Balance (as
                                    defined below) as of the Closing Date. In addition, on each Distribution Date, any amounts on deposit in the Collection Account with respect to the preceding Collection Period after payments to the Securityholders and of the Servicing Fee to the Servicer have been made will be deposited into the Reserve Account to the extent, if any, required to increase the balance of the Reserve Account to an amount equal to the Specified Reserve Account Balance. "Specified Reserve Account Balance" means for any Distribution Date or the Class A-1 Final Scheduled Distribution Date, as applicable, the greater of (a) 3.0% of the outstanding Pool Balance as of the end of the preceding Collection Period, and (b) the Minimum Specified Reserve Balance as of such Distribution Date or the Class A-1 Final Scheduled Distribution Date, as applicable; provided that the balance may increase if cumulative net losses or delinquencies on the Receivables exceed certain specified levels. "Minimum Specified Reserve Balance" with respect to any Distribution Date means the lesser of (i) 1.5% of the sum of (a) the initial principal balance of the Notes and
                                    (b) the initial certificate balance and (ii) the sum of the aggregate outstanding principal amount of the Notes and the certificate balance (after giving effect to all payments of the Notes and all distributions with respect to the Certificates to be made on or prior to such Distribution Date).

                                On or prior to the business day preceding each
                                    Distribution Date (each, a "Deposit Date"), the Collateral Agent will withdraw available funds (exclusive of investment earnings) from the Reserve Account to the extent (a) the sum of the

                                    Servicing Fee and the amounts required to be distributed to Securityholders on the related Distribution Date exceeds (b) the amount on deposit in the Collection Account with respect to the preceding Collection Period (exclusive of investment earnings). If the amount in the Reserve Account is reduced to zero, Securityholders will bear the credit and other risks associated with ownership of the Receivables, including the risk that the Trust may not have a perfected security interest in the Financed Vehicles.

                                If the amount on deposit in the Reserve Account
                                    on any Distribution Date (after giving
                                    effect to withdrawals from the Reserve
                                    Account, if any, for such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Collateral Agent will withdraw and the Indenture Trustee will distribute the amount of such excess (the "Reserve Account Excess"), first, to the extent of the Additional Principal Distributable Amount for such Distribution Date (after giving effect to any reduction in the Additional Principal Distributable Amount for such Distribution Date attributable to Excess Spread), to the Securityholders as additional principal of the class then entitled to receive principal payments and then to the Seller or the Servicer.

                                The Reserve Account may serve as credit
                                    enhancement not only for the Notes and
                                    Certificates issued by the Issuer but also for notes and certificates issued by future similar trusts holding motor vehicle loans to be formed by the Seller, but only if the notes and certificates issued by a future similar trust so permit and the Rating Agency Condition (as defined below) is satisfied at or before the time that the Reserve Account is made available to another trust. In that event, the available amounts under the Reserve Account could be reduced or eliminated due to losses with respect to the motor vehicle loans held by other trusts and the holders of the Notes and the Certificates will bear the risk of delinquencies, loan losses and repossession with respect to the Receivables held by the Issuer. The "Rating Agency Condition" will be satisfied if each of the rating agencies has delivered prior written notice to the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that it will not reduce, withdraw or qualify its current rating on the Notes and the Certificates. However, in order to satisfy the rating agency condition enabling another trust to have access to the reserve account, the Seller may be required to deposit additional funds in the reserve account, which would potentially increase the amount available to make payments on the Notes and the Certificates.

TAX STATUS......................In the opinion of Thompson Hine & Flory LLP, for federal income tax and for Ohio corporation franchise tax purposes, the Notes will be characterized as debt, and the Issuer will not be classified as a separate entity that is an association (or a publicly traded partnership) taxable as a corporation.


ERISA CONSIDERATIONS............Subject to the considerations discussed under
                                    "ERISA Considerations" in the Prospectus
                                    Supplement and in the Prospectus, the Notes are generally eligible for purchase by employee benefit plans subject to ERISA.

LEGAL INVESTMENT................In the opinion of Thompson Hine & Flory LLP, the
                                    Class A-1 Notes will be eligible for
                                    purchase by money market funds under Rule
                                    2a-7 of the Investment Company Act of 1940, as amended.

NO LISTING OF SECURITIES........The Securities will not be listed on any national securities exchange or automated quotation system of a registered securities association.

RATING OF THE NOTES.............It is a condition to the issuance of the Notes that the Class A-1 Notes be rated in the highest short-term rating category of at least two nationally recognized rating agencies (the "Rating Agencies"), that the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes be rated in the highest long-term rating category of at least two Rating Agencies, that the Class B Notes be rated at least in the "A" category or its equivalent by at least two Rating Agencies and that the Class C Notes be rated at least in the "BBB" category or its equivalent by at least two Rating Agencies. There can be no assurance that a rating will not be lowered or withdrawn by a Rating Agency if circumstances so warrant.

RISK FACTORS....................Before making an investment decision, prospective investors should consider the factors that will be set forth under the caption "Risk Factors" in the Prospectus and the Prospectus Supplement.

                              THE RECEIVABLES POOL

         The Receivables were purchased or originated by the Bank (a wholly-owned subsidiary of KeyCorp) in the ordinary course of its business. The pool of Receivables (the "Receivables Pool") will consist of Receivables purchased by the Issuer as of the Cutoff Date. The Receivables have been selected from the motor vehicle loan portfolio of the Bank for inclusion in the Receivables Pool by several criteria, some of which are set forth in the Prospectus under "The Receivables Pools," as well as the requirement that each Receivable (a) has an outstanding principal balance of at least $100.00, (b) as of the Cutoff Date, was not more than 30 days past due, (c) has a scheduled maturity not later than six months before January 15, 2007, (d) was not subject to a force-placed physical damage insurance policy on the related Financed Vehicle and (e) had an original term to maturity of not more than 84 months. No selection criteria or procedures believed by the Seller to be adverse to the Securityholders were used in selecting the Receivables.

POOL COMPOSITION

         Set forth in the following tables is information concerning the composition, distribution by Contract Rate and the geographic distribution of the Receivables to be conveyed by the Seller to the Issuer as of the Cutoff Date.

                                         COMPOSITION OF THE RECEIVABLES POOL
                                                AS OF THE CUTOFF DATE
         Aggregate Principal Balance                                                $555,324,252.85
         Number of Receivables                                                               36,458
         Average Principal Balance                                                       $15,231.89
           (Range)                                                            $102.34 to $49,893.76
         Average Original Amount Financed                                                $15,801.53
           (Range)                                                          $1,000.00 to $51,047.22
         Weighted Average Contract Rate                                                      11.40%
           (Range)                                                                  6.74% to 29.00%
         Weighted Average Original Term                                                64.26 months
           (Range)                                                                  12 to 84 months
         Weighted Average Remaining Term                                               61.28 months
           (Range)                                                                   6 to 84 months

                DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES
                              AS OF THE CUTOFF DATE

                                                                                    PERCENTAGE
                                 NUMBER OF                     AGGREGATE           OF AGGREGATE
CONTRACT RATE RANGE             RECEIVABLES                PRINCIPAL BALANCE    PRINCIPAL BALANCE(1)
-------------------             -----------                -----------------    --------------------
6.00 to 6.99                           21                       $278,455.30             0.05%

7.00 to 7.99                        2,727                     44,787,580.50             8.07%

8.00 to 8.99                        5,132                     87,294,343.79            15.72%

9.00 to 9.99                        6,356                    107,439,971.99            19.35%

10.00 to 10.99                      5,245                     86,276,083.77            15.54%

11.00 to 11.99                      4,796                     74,882,520.69            13.48%

12.00 to 12.99                      3,218                     42,902,192.51             7.73%

13.00 to 13.99                      2,117                     27,454,271.55             4.94%

14.00 to 14.99                        891                     10,820,419.70             1.95%

15.00 to 15.99                        849                     10,270,254.27             1.85%

16.00 to 16.99                        825                     11,199,829.81             2.02%

17.00 to 17.99                        319                      4,051,572.01             0.73%

18.00 to 18.99                      1,127                     14,712,664.35             2.65%

19.00 to 19.99                        400                      5,282,957.56             0.95%

20.00 to 20.99                        598                      7,273,039.05             1.31%

21.00 to 21.99                        962                     11,408,597.00             2.05%

22.00 to 22.99                        125                      1,427,962.99             0.26%

23.00 to 23.99                        510                      5,420,340.94             0.98%

24.00 to 24.99                         73                        725,744.57             0.13%

25.00 to 25.99                        159                      1,353,776.85             0.24%

26.00 and above                         8                         61,673.65             0.01%
                                    -----                   ---------------             ----

         Totals                    36,458                   $555,324,252.85              100%
                                   ======                   ===============              ====

(1)  Percentages may not add to 100% because of rounding.

                    DISTRIBUTION BY CERTAIN CHARACTERISTICS
                             AS OF THE CUTOFF DATE

                                                                                           PERCENTAGE
                                               NUMBER OF        AGGREGATE                 OF AGGREGATE
                                              RECEIVABLES   PRINCIPAL BALANCE          PRINCIPAL BALANCE
                                              -----------   -----------------          -----------------

New Vehicles.....................                 8,163       $172,499,681.46                  31.06%

Used Vehicles....................                28,295       $382,824,571.39                  68.94%
                                                -------       ---------------                  -----

         Total...................                36,458       $555,324,252.85                 100.00%


Precomputed Receivables..........                 4,335        $53,947,764.26                   9.71%

Simple Interest Receivables......                32,123       $501,376,488.59                  90.29%
                                                -------       ---------------                  -----

         Total...................                36,458       $555,324,252.85                 100.00%


Bank Receivables  (1)............                32,123       $501,376,488.59                  90.29%

ASF Receivables  (2).............                 4,335        $53,947,764.26                   9.71%
                                                -------       ---------------                  -----

         Total...................                36,458       $555,324,252.85                 100.00%


(1) Receivables originated or purchased through the Bank as traditional credits.

(2) Receivables originated or purchased through Automotive Specialty Finance ("ASF"), the business unit of the Bank specializing in higher risk credits.

                 GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL
                              AS OF THE CUTOFF DATE

                                     PERCENTAGE OF                                                PERCENTAGE OF
                                      AGGREGATE                                                     AGGREGATE
                                      PRINCIPAL                                                     PRINCIPAL
STATE(1)                              BALANCE(2)               STATE(1)                             BALANCE(2)
--------                              ----------               --------                             ----------

Alabama.......................           0.20%                 Nebraska.......................        0.02%

Alaska........................           0.05%                 Nevada.........................        1.91%

Arizona.......................           9.48%                 New Hampshire..................        0.92%

Arkansas......................           0.13%                 New Jersey.....................        0.19%

California....................          15.28%                 New Mexico.....................        2.83%

Colorado......................           6.08%                 New York.......................        6.72%

Connecticut...................           1.02%                 North Carolina.................        3.39%

Delaware......................           0.04%                 North Dakota...................        0.01%

District of Columbia..........           0.01%                 Ohio...........................        2.26%

Florida.......................           2.37%                 Oklahoma.......................        3.34%

Georgia.......................           1.38%                 Oregon.........................        5.38%

Hawaii........................           0.01%                 Pennsylvania...................        0.00%

Idaho.........................           0.24%                 Rhode Island...................        0.10%

Illinois......................           1.41%                 South Carolina.................        1.27%

Indiana.......................           1.73%                 South Dakota...................        0.14%

Iowa..........................           0.11%                 Tennessee......................        0.70%

Kansas........................           0.14%                 Texas..........................        8.93%

Kentucky......................           0.99%                 Utah...........................        1.45%

Louisiana.....................           0.05%                 Vermont........................        0.60%

Maine.........................           5.67%                 Virginia.......................        0.09%

Maryland......................           0.02%                 Washington.....................        9.24%

Massachusetts.................           0.51%                 West Virginia..................        0.32%

Michigan......................           1.99%                 Wisconsin......................        0.10%

Minnesota.....................           0.28%                 Wyoming........................        0.40%

Mississippi...................           0.20%                 Other..........................        0.03%
                                                                                                      -----

Missouri......................           0.18%                          TOTAL.................       100.00%

Montana.......................           0.12%

----------

(1) Based on the billing addresses of the obligors on the Receivables as of the Cutoff Date.

(2)      Percentages may not add to 100% because of rounding.

DELINQUENCIES AND NET LOSSES

         Set forth below is certain information concerning the combined historical delinquency and loss experience of the Originator pertaining to Motor Vehicle Loans. "Motor Vehicle Loans" include (i) motor vehicle promissory notes and security agreements executed by an obligor in favor of the Bank and (ii) motor vehicle retail installment sales contracts between an obligor and a motor vehicle dealer.

         The tables set forth below combine historical Motor Vehicle Loan data for banks and other financial institutions which are direct or indirect subsidiaries of KeyCorp (the "Combined Motor Vehicle Loan Portfolio"). These tables include data for banks and other financial institutions which were acquired by KeyCorp and its subsidiaries since January 1, 1993. The Bank began originating Motor Vehicle Loans on September 5, 1995. The underwriting standards and servicing procedures used by some banks or financial institutions may have been different from those currently used by the Bank and, consequently, the experience shown in the tables below may not be comparable to the performance of the Receivables.

         Automotive Specialty Finance ("ASF"), the business unit of the Bank which focuses on higher risk loans, originated or purchased 9.71% of the aggregate principal balance of the Receivables included in the assets of the Issuer. As of December 31, 1998, 10.70% of the aggregate principal balance of the Motor Vehicle Loans in the Combined Motor Vehicle Loan Portfolio were originated or purchased by ASF.

         Because the composition of the Receivables included in the assets of the Issuer differs from that of the Combined Motor Vehicle Loan Portfolio and the underwriting standards and servicing procedures used by some banks or financial institutions in the origination and servicing of Motor Vehicle Loans included in the Combined Motor Vehicle Loan Portfolio prior to the current structure of the Bank may have been different from those used by the Bank, there can be no assurance that the delinquency and net loss experience on the Receivables of the Issuer will be comparable to that set forth below.


                     COMBINED MOTOR VEHICLE LOAN PORTFOLIO
                           DELINQUENCY EXPERIENCE (1)

                                                                         At December 31,
                                 ----------------------------------------------------------------------------------------
                                        1998                  1997                 1996                   1995
                                  -----------------      ----------------     ------------------       ---------------
                                   $        Percent       $       Percent      $         Percent        $      Percent
                                  ---       -------      ---      -------     ---        -------       ---     -------
                                                                  (Dollars in Millions)
Amount of Motor Vehicle Loans
     Outstanding  (2).......     $4,395.36    100.00%  $4,729.03    100.00%  $ 4,805.29    100.00%  $4,171.49    100.00%
Period of Delinquency  (3)
     30-60 days.............     $  110.44      2.51%  $  103.93      2.20%  $   128.37      2.67%  $   87.32      2.09%
     Over 60 days...........     $   63.33      1.44%      47.68      1.01%       25.57      0.53%      15.35      0.37%
                                 ---------    ------   ---------    ------   ----------    ------   ---------    ------

                 Total           $  173.77      3.95%  $  151.61      3.21%  $   153.94      3.20%  $  102.67      2.46%

(1) All amounts and percentages are based on the principal amount scheduled to be paid on each Motor Vehicle Loan.

(2) Amount does not include Motor Vehicle Loans originated or purchased by ASF for which the related Financed Vehicle has been repossessed.

(3) The period of delinquency is based on the number of days the Obligors are contractually past due. Amounts include repossessions on hand which have not been charged-off for traditional Motor Vehicle Loans.

         The charge-off policy of the Servicer for traditional Motor Vehicle Loans has changed over the time periods reported in the table below. For charge-offs reported prior to May 1996, the Servicer's policy was to charge-off delinquent traditional Motor Vehicle Loans at the earliest of (i) approximately 120 days of delinquency if the related vehicle had not been repossessed, (ii) approximately 150 days of delinquency if the related vehicle had been repossessed but repossession proceeds had not been received, or (iii) the day that repossession proceeds were received. For charge-offs reported from May 1996 to October 1997, the Servicer's policy was to charge-off delinquent traditional Motor Vehicle Loans at the earliest of (i) approximately 120 days of delinquency if the related vehicle had not been repossessed, (ii) approximately 180 days of delinquency if the related vehicle had been repossessed but repossession proceeds had not been received, or (iii) the day that repossession proceeds were received. Since October 1997, the Servicer's policy is to charge-off delinquent traditional Motor Vehicle Loans at the earliest of (i) approximately 120 days of delinquency if the related vehicle has not been repossessed, (ii) approximately 180 days of delinquency if the related vehicle has been repossessed but repossession proceeds have not been received, or (iii) within 30 days of receipt of repossession proceeds. Accordingly, the charge-off experience for the Combined Motor Vehicle Loan Portfolio reported in the table below may vary depending on when traditional Motor Vehicle Loans were charged-off.

         The charge-off policy for higher risk Motor Vehicle Loans has not changed over the time periods reported in the table below. Delinquent higher risk Motor Vehicle Loans are charged-off at the earliest of (i) approximately 60 days of delinquency if the related vehicle has not been repossessed, (ii) approximately 60 days after the related vehicle has been repossessed if repossession proceeds have not been received, or (iii) the day that repossession proceeds are received. On March 1, 1999 the Servicer changed its charge-off policy for higher risk Motor Vehicle Loans to charge-off delinquent higher risk Motor Vehicle Loans at the earliest of (i) approximately 90 days of delinquency if the related vehicle has not been repossessed, (ii) approximately 60 days after the related vehicle has been repossessed if repossession proceeds have not been received, or (iii) the day that repossession proceeds are received.


                     COMBINED MOTOR VEHICLE LOAN PORTFOLIO
                         HISTORICAL NET LOSS EXPERIENCE

                                                                          YEAR ENDED DECEMBER 31,

                                                                 1998          1997          1996         1995
                                                                 -----         -----         -----        ----
                                                                             (Dollars in Millions)

Amount of Motor Vehicle Loans Outstanding  (1)(2)........      $ 4,395.36     $ 4,729.03  $  4,805.39   $  4,171.49
Average Amount of Motor Vehicle Loans
  Outstanding  (3)(2)....................................      $ 4,477.33     $ 4,576.46  $  4,478.81   $  4,134.49
Gross Charge-Offs  (4)...................................      $   135.96     $   135.53  $     83.38   $     53.30
Recoveries  (5)..........................................      $    32.06     $    25.03  $     22.56   $     17.02
Net Losses  (6)..........................................      $   103.90     $   110.50  $     60.82   $     36.28
                                                               ----------     ----------  -----------   -----------
Net Losses as a Percentage of Amount
  Outstanding............................................            2.36%          2.34%        1.27%         0.87%
Net Losses as a Percentage of Average Amount Outstanding.            2.32%          2.41%        1.36%         0.88%

(1) Amount represents principal amount scheduled to be paid on Motor Vehicle Loans.

(2) Amount does not include Motor Vehicle Loans originated or purchased by ASF for which the related Financed Vehicle has been repossessed.

(3)  Average of monthly principal amounts of Motor Vehicle Loans outstanding.

(4) Gross charge-offs to the net remaining principal balance, including earned but not yet received finance charges, repossession expenses, unpaid extension fees and dealer reserve charge-offs less any proceeds from the liquidation of the related vehicle.

(5) Post-disposition monies received on previously charged-off Motor Vehicle Loans including proceeds of liquidation of the related vehicle after the related charge-off and recoveries for dealer reserve charge-offs and dealer reserve charge-backs.

(6)  Gross charge-offs less recoveries.

         Delinquencies and net losses are affected by a number of social, economic and other factors that may affect an obligor's ability or willingness to pay, such as the amount or types of indebtedness incurred by such obligor in addition to the Receivable on which such obligor is indebted, and there can be no assurance as to the level of future total delinquencies or the severity of future net losses. As a result, the delinquency and net loss experience of the Receivables may differ from those shown in the tables.


                     WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

         The tables captioned "Percent of Initial Class A-1 Note and Class A-2 Note Principal Balances at Various ABS Percentages", "Percent of Initial Class A-3 Note and Class A-4 Note Principal Balances at Various ABS Percentages" and "Percent of Initial Class B Note and Class C Note Principal Balances at Various ABS Percentages" (together, the "ABS Table") have been prepared on the basis of the characteristics of the Receivables. The ABS Table assumes that (a) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (b) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (c) payments on the Notes are made on each Distribution Date (and each such date is assumed to be the 15th day of each applicable month), (d) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance, and (e) the Seller exercises its option to purchase the Receivables. The ABS Table indicates the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

         The ABS Table also assumes that the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, Contract Rate, original number of scheduled payments and remaining number of scheduled payments as of the Cutoff Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. Each hypothetical pool has an assumed cutoff date as of the Cutoff Date.

                                                                             ORIGINAL               REMAINING
                                                                               TERM                   TERM
                               AGGREGATE              CONTRACT              TO MATURITY            TO MATURITY
        POOL               PRINCIPAL BALANCE            RATE                (IN MONTHS)            (IN MONTHS)
        ----               -----------------            ----                -----------            -----------
1...................              $53,947,764          19.85%                   59                     56

2...................             $501,376,489          10.49%                   65                     62



         The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the two hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes.

THE FOLLOWING ABS TABLE HAS BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

 PERCENT OF INITIAL CLASS A-1 NOTE AND CLASS A-2 NOTE PRINCIPAL BALANCES AT
                            VARIOUS ABS PERCENTAGES

                                      CLASS A-1 NOTES                                     CLASS A-2 NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
Closing Date.......        100       100       100       100       100         100       100      100       100        100
April 1999.........         92        86        83        82        80         100       100      100       100        100
May 1999...........         83        72        67        65        61         100       100      100       100        100
June 1999..........         75        59        51        47        42         100       100      100       100        100
July 1999..........         66        46        35        30        24         100       100      100       100        100
August 1999........         58        32        19        14         5         100       100      100       100        100
September 1999.....         49        19         3         0         0         100       100      100        98         92
October 1999.......         41         6         0         0         0         100       100       93        88         81
November 1999......         32         0         0         0         0         100        96       84        79         71
December 1999......         25         0         0         0         0         100        89       76        70         62
January 2000.......         18         0         0         0         0         100        83       68        62         53
February 2000......         12         0         0         0         0         100        77       61        54         44
March 2000.........          5         0         0         0         0         100        70       53        46         35
April 2000.........          0         0         0         0         0          99        64       46        38         27
May 2000...........          0         0         0         0         0          94        58       38        30         18
June 2000..........          0         0         0         0         0          90        51       31        23         10
July 2000..........          0         0         0         0         0          86        45       24        15          2
August 2000........          0         0         0         0         0          81        39       17         8          0
September 2000.....          0         0         0         0         0          77        33       10         0          0
October 2000.......          0         0         0         0         0          73        27        3         0          0
November 2000......          0         0         0         0         0          68        21        0         0          0
December 2000......          0         0         0         0         0          64        15        0         0          0
January 2001.......          0         0         0         0         0          59         9        0         0          0
February 2001......          0         0         0         0         0          54         4        0         0          0
March 2001.........          0         0         0         0         0          50         0        0         0          0
April 2001.........          0         0         0         0         0          45         0        0         0          0
May 2001...........          0         0         0         0         0          40         0        0         0          0
June 2001..........          0         0         0         0         0          35         0        0         0          0
July 2001..........          0         0         0         0         0          31         0        0         0          0
August 2001........          0         0         0         0         0          26         0        0         0          0
September 2001.....          0         0         0         0         0          21         0        0         0          0
October 2001.......          0         0         0         0         0          16         0        0         0          0
November 2001......          0         0         0         0         0          11         0        0         0          0
December 2001......          0         0         0         0         0           6         0        0         0          0
January 2002.......          0         0         0         0         0           1         0        0         0          0
February 2002......          0         0         0         0         0           0         0        0         0          0
March 2002.........          0         0         0         0         0           0         0        0         0          0
April 2002.........          0         0         0         0         0           0         0        0         0          0
May 2002...........          0         0         0         0         0           0         0        0         0          0
June 2002..........          0         0         0         0         0           0         0        0         0          0
July 2002..........          0         0         0         0         0           0         0        0         0          0
August 2002........          0         0         0         0         0           0         0        0         0          0
September 2002.....          0         0         0         0         0           0         0        0         0          0
October 2002.......          0         0         0         0         0           0         0        0         0          0
November 2002......          0         0         0         0         0           0         0        0         0          0
December 2002......          0         0         0         0         0           0         0        0         0          0
January 2003.......          0         0         0         0         0           0         0        0         0          0
February 2003......          0         0         0         0         0           0         0        0         0          0
March 2003.........          0         0         0         0         0           0         0        0         0          0
April 2003.........          0         0         0         0         0           0         0        0         0          0
May 2003...........          0         0         0         0         0           0         0        0         0          0
June 2003..........          0         0         0         0         0           0         0        0         0          0
July 2003..........          0         0         0         0         0           0         0        0         0          0
August 2003........          0         0         0         0         0           0         0        0         0          0
September 2003.....          0         0         0         0         0           0         0        0         0          0
October 2003.......          0         0         0         0         0           0         0        0         0          0
November 2003......          0         0         0         0         0           0         0        0         0          0
December 2003......          0         0         0         0         0           0         0        0         0          0
January 2004.......          0         0         0         0         0           0         0        0         0          0
February 2004......          0         0         0         0         0           0         0        0         0          0
March 2004.........          0         0         0         0         0           0         0        0         0          0

                                      CLASS A-1 NOTES                                     CLASS A-2 NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
April 2004.........          0         0         0         0         0           0         0        0         0          0
May 2004...........          0         0         0         0         0           0         0        0         0          0
Weighted Avg.
Life (years)(1)....        0.5       0.3       0.3       0.3       0.3         2.0       1.3      1.1       1.0        0.9
                          ----      ----      ----      ----      ----        ----      ----     ----      ----       ----

-----------------
(1) The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

 PERCENT OF INITIAL CLASS A-3 NOTE AND CLASS A-4 NOTE PRINCIPAL BALANCES AT
                            VARIOUS ABS PERCENTAGES

                                      CLASS A-3 NOTES                                     CLASS A-4 NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
Closing Date........       100       100       100       100       100         100       100      100       100        100
April 1999..........       100       100       100       100       100         100       100      100       100        100
May 1999............       100       100       100       100       100         100       100      100       100        100
June 1999...........       100       100       100       100       100         100       100      100       100        100
July 1999...........       100       100       100       100       100         100       100      100       100        100
August 1999.........       100       100       100       100       100         100       100      100       100        100
September 1999......       100       100       100       100       100         100       100      100       100        100
October 1999........       100       100       100       100       100         100       100      100       100        100
November 1999.......       100       100       100       100       100         100       100      100       100        100
December 1999.......       100       100       100       100       100         100       100      100       100        100
January 2000........       100       100       100       100       100         100       100      100       100        100
February 2000.......       100       100       100       100       100         100       100      100       100        100
March 2000..........       100       100       100       100       100         100       100      100       100        100
April 2000..........       100       100       100       100       100         100       100      100       100        100
May 2000............       100       100       100       100       100         100       100      100       100        100
June 2000...........       100       100       100       100       100         100       100      100       100        100
July 2000...........       100       100       100       100       100         100       100      100       100        100
August 2000.........       100       100       100       100        90         100       100      100       100        100
September 2000......       100       100       100       100        78         100       100      100       100        100
October 2000........       100       100       100        89        66         100       100      100       100        100
November 2000.......       100       100        94        78        55         100       100      100       100        100
December 2000.......       100       100        84        68        43         100       100      100       100        100
January 2001........       100       100        74        57        32         100       100      100       100        100
February 2001.......       100       100        64        47        21         100       100      100       100        100
March 2001..........       100        97        54        37        11         100       100      100       100        100
April 2001..........       100        88        45        27         0         100       100      100       100        100
May 2001............       100        79        35        17         0         100       100      100       100         93
June 2001...........       100        71        26         8         0         100       100      100       100         87
July 2001...........       100        62        17         0         0         100       100      100        99         80
August 2001.........       100        54         8         0         0         100       100      100        93         74
September 2001......       100        45         0         0         0         100       100      100        87         68
October 2001........       100        37         0         0         0         100       100       94        81         62
November 2001.......       100        29         0         0         0         100       100       89        76         56
December 2001.......       100        21         0         0         0         100       100       83        70         51
January 2002........       100        14         0         0         0         100       100       78        65         46
February 2002.......        93         6         0         0         0         100       100       73        60         41
March 2002..........        85         0         0         0         0         100        99       68        55         36
April 2002..........        77         0         0         0         0         100        94       63        50         31
May 2002............        68         0         0         0         0         100        89       58        46         27
June 2002...........        60         0         0         0         0         100        84       54        41         23
July 2002...........        52         0         0         0         0         100        79       49        37         19
August 2002.........        43         0         0         0         0         100        74       45        33         15
September 2002......        34         0         0         0         0         100        69       41        29          0
October 2002........        26         0         0         0         0         100        65       37        26          0
November 2002.......        17         0         0         0         0         100        60       33        22          0
December 2002.......         8         0         0         0         0         100        56       30        19          0
January 2003........         0         0         0         0         0          99        52       26        16          0
February 2003.......         0         0         0         0         0          93        47       23         0          0
March 2003..........         0         0         0         0         0          87        43       20         0          0
April 2003..........         0         0         0         0         0          81        39       17         0          0
May 2003............         0         0         0         0         0          74        35        0         0          0
June 2003...........         0         0         0         0         0          68        31        0         0          0
July 2003...........         0         0         0         0         0          61        28        0         0          0
August 2003.........         0         0         0         0         0          55        24        0         0          0
September 2003......         0         0         0         0         0          48        21        0         0          0
October 2003........         0         0         0         0         0          42        17        0         0          0
November 2003.......         0         0         0         0         0          35         0        0         0          0
December 2003.......         0         0         0         0         0          29         0        0         0          0
January 2004........         0         0         0         0         0          23         0        0         0          0
February 2004.......         0         0         0         0         0          17         0        0         0          0

                                      CLASS A-3 NOTES                                     CLASS A-4 NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
March 2004..........         0         0         0         0         0           0         0        0         0          0
April 2004..........         0         0         0         0         0           0         0        0         0          0
May 2004............         0         0         0         0         0           0         0                  0          0
Weighted Avg. Life
(years)(1)..........       3.4       2.5       2.1       1.9       1.7         4.5       3.9      3.4       3.2        2.8
                          ----      ----      ----      ----      ----        ----      ----     ----      ----       ----

-------------
(1) The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

 PERCENT OF INITIAL CLASS B NOTE AND CLASS C NOTE PRINCIPAL BALANCES AT
                            VARIOUS ABS PERCENTAGES

                                       CLASS B NOTES                                       CLASS C NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
Closing Date........       100       100       100       100       100         100       100      100       100        100
April 1999..........       100       100       100       100       100         100       100      100       100        100
May 1999............       100       100       100       100       100         100       100      100       100        100
June 1999...........       100       100       100       100       100         100       100      100       100        100
July 1999...........       100       100       100       100       100         100       100      100       100        100
August 1999.........       100       100       100       100       100         100       100      100       100        100
September 1999......       100       100       100       100        98         100       100      100       100         98
October 1999........       100       100        98        96        94         100       100       98        96         94
November 1999.......       100        99        95        93        90         100        99       95        93         90
December 1999.......       100        96        92        90        87         100        96       92        90         87
January 2000........       100        94        89        87        83         100        94       89        87         83
February 2000.......       100        91        86        83        80         100        91       86        83         80
March 2000..........       100        89        83        80        76         100        89       83        80         76
April 2000..........        99        86        80        77        73          99        86       80        77         73
May 2000............        98        84        77        74        69          98        84       77        74         69
June 2000...........        96        81        74        71        66          96        81       74        71         66
July 2000...........        94        79        71        68        63          94        79       71        68         63
August 2000.........        93        77        68        65        60          93        77       68        65         60
September 2000......        91        74        66        62        57          91        74       66        62         57
October 2000........        89        72        63        60        54          89        72       63        60         54
November 2000.......        88        70        60        57        51          88        70       60        57         51
December 2000.......        86        67        58        54        48          86        67       58        54         48
January 2001........        84        65        55        51        45          84        65       55        51         45
February 2001.......        82        63        53        49        42          82        63       53        49         42
March 2001..........        81        61        50        46        40          81        61       50        46         40
April 2001..........        79        58        48        44        37          79        58       48        44         37
May 2001............        77        56        46        41        34          77        56       46        41         34
June 2001...........        75        54        43        39        32          75        54       43        39         32
July 2001...........        73        52        41        37        30          73        52       41        37         30
August 2001.........        71        50        39        34        27          71        50       39        34         27
September 2001......        69        48        37        32        25          69        48       37        32         25
October 2001........        67        46        35        30        23          67        46       35        30         23
November 2001.......        65        44        33        28        21          65        44       33        28         21
December 2001.......        64        42        31        26        19          64        42       31        26         19
January 2002........        62        40        29        24        17          62        40       29        24         17
February 2002.......        60        38        27        22        15          60        38       27        22         15
March 2002..........        57        36        25        20        13          57        36       25        20         13
April 2002..........        55        34        23        19        12          55        34       23        19         12
May 2002............        53        32        21        17        10          53        32       21        17         10
June 2002...........        51        31        20        15         8          51        31       20        15          8
July 2002...........        49        29        18        14         7          49        29       18        14          7
August 2002.........        47        27        17        12         6          47        27       17        12          6
September 2002......        45        25        15        11         0          45        25       15        11          0
October 2002........        43        24        14        10         0          43        24       14        10          0
November 2002.......        41        22        12         8         0          41        22       12         8          0
December 2002.......        38        20        11         7         0          38        20       11         7          0
January 2003........        36        19        10         6         0          36        19       10         6          0
February 2003.......        34        17         9         0         0          34        17        9         0          0
March 2003..........        32        16         7         0         0          32        16        7         0          0
April 2003..........        29        14         6         0         0          29        14        6         0          0
May 2003............        27        13         0         0         0          27        13        0         0          0
June 2003...........        25        11         0         0         0          25        11        0         0          0
July 2003...........        22        10         0         0         0          22        10        0         0          0
August 2003.........        20         9         0         0         0          20         9        0         0          0
September 2003......        18         8         0         0         0          18         8        0         0          0
October 2003........        15         6         0         0         0          15         6        0         0          0
November 2003.......        13         0         0         0         0          13         0        0         0          0
December 2003.......        11         0         0         0         0          11         0        0         0          0
January 2004........         8         0         0         0         0           8         0        0         0          0
February 2004.......         6         0         0         0         0           6         0        0         0          0
March 2004..........         0         0         0         0         0           0         0        0         0          0
April 2004..........         0         0         0         0         0           0         0        0         0          0

                                       CLASS B NOTES                                     CLASS C NOTES
                        -------------------------------------------------  ----------------------------------------------
DISTRIBUTION DATE         0.0%      1.0%      1.5%      1.7%      2.0%        0.0%      1.0%     1.5%      1.7%       2.0%
-----------------         ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
May 2004............         0         0         0         0         0           0         0        0         0          0
                          ----      ----      ----      ----      ----        ----      ----     ----      ----       ----
Weighted Avg. Life
(yrs) (1)...........       3.3       2.6       2.2       2.0       1.8         3.3       2.6      2.2       2.0        1.8
                          ----      ----      ----      ----      ----        ----      ----     ----      ----       ----

----------
(1) The weighted average life of a Note is determined by (a) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the related Distribution Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

                              DEFINITIONAL APPENDIX


     "Additional Principal Distributable Amount" means, for any Distribution Date, the excess of (a) the sum of the outstanding amount of the Notes plus the outstanding principal balance of the Certificates before giving effect to the distributions on such Distribution Date over (b) the sum of (i) the Pool Balance as of the close of business on the last day of the related Collection Period plus (ii) the sum of the amounts deposited into the note distribution account and certificate distribution account in respect of the Principal Distributable Amount for such Distribution Date.

     "Available Interest" for a Distribution Date shall mean the sum of the following amounts with respect to the related Collection Period: (a) that portion of the collections on the Receivables received during the related Collection Period that is allocable to interest in accordance with the Servicer's customary servicing procedures (including, without duplication, amounts allocable to interest withdrawn from the payahead account, but excluding such amounts deposited in the payahead account); (b) all Liquidation Proceeds received during such Collection Period; and (c) all Purchase Amounts, to the extent attributable to accrued interest, of all Receivables that are repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period. "Available Interest" for any Distribution Date shall exclude (i) all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date and (ii) all other payments and proceeds of any Receivables distributed on the preceding Distribution Date.

     "Available Principal" for a Distribution Date means the sum of the following amounts with respect to the preceding Collection Period: (a) that portion of all collections received during such Collection Period and allocable to principal in accordance with Servicer's customary servicing procedures (including, without duplication, amounts allocable to principal withdrawn from the payahead account, but excluding such amounts deposited in the payahead account); and (b) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable repurchased by Seller or purchased by Servicer under an obligation which arose during the related Collection Period. "Available Principal" on any Distribution Date shall exclude (i) all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date and (ii) all other payments and proceeds of any Receivables distributed on the preceding Distribution Date.

     "Class A Noteholders' Monthly Principal Distributable Amount" means (i) the Noteholders' Monthly Principal Distributable Amount, for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all other Distribution Dates, shall equal the product of (x) the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (y) the Class A Principal Percentage.

     "Class A Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (i) the Class A-1 Noteholders' Principal Distributable Amount, (ii) the Class A-2 Noteholders' Principal Distributable Amount, (iii) the Class A-3 Noteholders' Principal Distributable Amount, and
(iv) the Class A-4 Noteholders' Principal Distributable Amount, in each case, as of such Distribution Date.

     "Class A Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class A-1 Notes and (ii) the Premium Reduction Amount for any other Distribution Date.

     "Class A Principal Percentage" means (i) for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the outstanding amount of the Class A Notes divided by the aggregate outstanding amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and
(ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

     "Class A-1 Noteholders' Monthly Principal Distributable Amount" means, with respect to any Distribution Date until the Distribution Date on which the outstanding amount of the Class A-1 Notes has been reduced to zero, 100% of the Class A Noteholders' Monthly Principal Distributable Amount for such Distribution Date.

     "Class A-1 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-1 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class A-1 Notes on such preceding Distribution Date.

     "Class A-1 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class A-1 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-1 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Premium Reduction Amount, if any, for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding amount of the A-1 Notes, and, on the final scheduled maturity date for the Class A-1 Notes, the Class A-1 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class A-1 Notes to zero.

     "Class A-2 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the outstanding amount of the Class A-1 Notes to zero has been deposited in the note distribution account, 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the outstanding amount of the Class A-1 Notes to zero on such Distribution Date).

     "Class A-2 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-2 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class A-2 Notes on such preceding Distribution Date.

     "Class A-2 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class A-2 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-2 Noteholders' Principal Carryover Shortfall for such Distribution Date and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes for such Distribution Date; provided, however, that until an amount sufficient to reduce the outstanding amount of the Class A-1 Notes to zero has been deposited in the note distribution account, the Class A-2 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses
(a), (b) and (c) shall not exceed the outstanding amount of the Class A-2 Notes, and, on the final scheduled maturity date of the Class A-2 Notes, the Class A-2 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class A-2 Notes to zero.

     "Class A-3 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the outstanding amount of the Class A-2 Notes to zero has been deposited in the note distribution account, 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the outstanding amount of the Class A-1 Notes and the Class A-2 Notes to zero on such Distribution Date).

     "Class A-3 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-3 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class A-3 Notes on such preceding Distribution Date.

     "Class A-3 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date the sum of (a) the Class A-3 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-3 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes or Class A-2 Notes for such Distribution Date; provided, however, that, until an amount sufficient to reduce the outstanding amount of the Class A-2 Notes to zero has been deposited in the note distribution account, the Class A-3 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding principal amount of the Class A-3 Notes, and on the final scheduled maturity date of the Class A-3 Notes, the Class A-3 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class A-3 Notes to zero.

     "Class A-4 Noteholders' Monthly Principal Distributable Amount" means, with respect to each Distribution Date on or after the Distribution Date on which an amount sufficient to reduce the outstanding amount of the Class A-3 Notes to zero has been deposited in the note distribution account, 100% of the Class A Noteholders' Monthly Principal Distributable Amount (less the portion thereof, if any, applied to reduce the outstanding amount of the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes to zero on such Distribution Date).

     "Class A-4 Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class A-4 Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class A-4 Notes on such preceding Distribution Date.

     "Class A-4 Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date the sum of (a) the Class A-4 Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class A-4 Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class A Premium Reduction Amount, if any, not applied to the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes for such Distribution Date; provided, however, that, until an amount sufficient to reduce the outstanding amount of the Class A-3 Notes to zero has been deposited in the note distribution account, the Class A-4 Noteholders' Principal Distributable Amount shall be zero; provided, further, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding principal amount of the Class A-4 Notes, and on the final scheduled maturity date of the Class A-4 Notes, the Class A-4 Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class A-4 Notes to zero.

     "Class B Noteholders' Monthly Principal Distributable Amount" means, (i) zero for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all Other Distribution Dates, shall equal the product of (x) the Noteholders' Monthly Principal Distributable Amount and (y) the Class B Principal Percentage.

     "Class B Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class B Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class B Notes on such preceding Distribution Date.

     "Class B Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class B Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class B Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class B Premium Reduction Amount for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding amount of the Class B Notes, and, on the final scheduled maturity date of the Class B Notes, the Class B Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class B Notes to zero.

     "Class B Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class A Notes and (ii) the Premium Reduction Amount for any other Distribution Date.

     "Class B Principal Percentage" means, (i) for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the outstanding amount of the Class B Notes divided by the aggregate outstanding amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and
(ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

     "Class C Noteholders' Monthly Principal Distributable Amount" means, (i) zero for any Distribution Date on which the Class A-1 Notes remain outstanding and (ii) for all other Distribution Dates, shall equal the product of (x) the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (y) the Class C Principal Percentage.

     "Class C Noteholders' Principal Carryover Shortfall" means, with respect to any Distribution Date, the excess of the Class C Noteholders' Principal Distributable Amount for the preceding Distribution Date over the amount that was actually deposited in the note distribution account in respect of principal of the Class C Notes on such preceding Distribution Date.

     "Class C Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of (a) the Class C Noteholders' Monthly Principal Distributable Amount for such Distribution Date, (b) the Class C Noteholders' Principal Carryover Shortfall for such Distribution Date, and (c) the Class C Premium Reduction Amount for such Distribution Date; provided, however, that the sum of clauses (a), (b) and (c) shall not exceed the outstanding amount of the Class C Notes, and, on the final scheduled maturity date of the Class C Notes, the Class C Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the note distribution account on such Distribution Date and allocable to principal) to reduce the outstanding amount of the Class C Notes to zero.

     "Class C Premium Reduction Amount" means (i) zero for any Distribution Date on which there are any outstanding Class B Notes and (ii) the Premium Reduction Amount for any other Distribution Date.

     "Class C Principal Percentage" means, (i) for any Distribution Date before the Additional Principal Distributable Amount is reduced to zero, the quotient of the outstanding amount of the Class C Notes divided by the aggregate outstanding amount of the Class A Notes, the Class B Notes and the Class C Notes, in each case as of the Record Date related to such Distribution Date, and
(ii) for each other Distribution Date, such quotient as of the Distribution Date on which the Additional Principal Distributable Amount is reduced to zero.

     "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

     "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which (a) was not purchased or originated by ASF and which the Servicer has determined to charge off during such Collection Period on the earliest to occur of (i) 120 days of delinquency if the related Financed Vehicle has not been repossessed; (ii) 180 days of delinquency if the related Financed Vehicle has been repossessed but repossession proceeds have not been received, or (iii) within 30 days of receipt of repossession proceeds; or (b) was purchased or originated by ASF and which the Servicer has determined to charge off during such Collection Period on the earliest to occur of (i) 90 days of delinquency if the related Financed Vehicle has not been repossessed; (ii) 60 days after the related Financed Vehicle has been repossessed if repossession proceeds have not been received, or (iii) the day that repossession proceeds are received.

     "Excess Spread" means, for any Distribution Date, the excess of (a) Available Interest for such Distribution Date over (b) the sum of (i) the Servicing Fee and all prior unpaid Servicing Fees, (ii) accrued interest payable on the Notes, (iii) accrued interest payable on the Certificates, and (iv) Realized Losses during the Collection Period preceding such Distribution Date.

     "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by the Servicer, with respect to insurance policies relating to the Financed Vehicles or the obligors, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related Motor Vehicle Loan, and (c) the monies collected by the Servicer (from whatever source, including, but not limited to, proceeds of a sale of a Financed Vehicle, or deficiency balance recovered after the charge-off of the related Receivable) on such Defaulted Receivable, net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the obligor.

     "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the Principal Distributable Amount.

     "Noteholders' Percentage" means, (a) 100% for any Distribution Date until the outstanding amount of the Class A-1 Notes has been reduced to zero and (b) 97.79649449% for any other Distribution Date.

     "Premium Reduction Amount" means, for any Distribution Date, the lesser of
(a) the Excess Spread and (b) the Additional Principal Distributable Amount, in each case, for such Distribution Date.

     "Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date, and (b) the amount of Realized Losses for the related Collection Period.

     "Purchase Amount" of any Receivable means, with respect to any Deposit Date and the last day of the related Collection Period, an amount equal to the sum of
(a) the outstanding principal balance of such Receivable as of the last day of such Collection Period and (b) the amount of accrued and unpaid interest on such principal balance at the related Contract Rate from the date a payment was last made by or on behalf of the obligor through and including the last day of such Collection Period, in each case after giving effect to the receipt of monies collected on such Receivable in such Collection Period.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer or repurchased by the Seller pursuant to the Sale and Servicing Agreement.

     "Realized Losses" means, for any Collection Period, the aggregate principal balances of any Receivables that became Defaulted Receivables during such Collection Period.